UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2015

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders of Meta Financial Group, Inc. (the “Company”) held on January 26, 2015 in Sioux Falls, South Dakota, (the “Annual Meeting”), the stockholders of the Company approved an amendment and restatement of the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (the “2002 Plan”). The 2002 Plan was effective as of November 24, 2014, subject to stockholder approval. The 2002 Plan contains the following material updates: (a) addition of provisions that permit certain awards thereunder to be eligible for the performance-based award exception under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (b) extension of the term of the 2002 Plan for an additional five years.

The foregoing description of the 2002 Plan is qualified in its entirety by reference to the full text of the 2002 Plan set forth as Appendix A to the Company’s 2015 proxy statement, as filed with the Securities and Exchange Commission on December 16, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

At the Annual Meeting, the following proposals were voted as follows:

Proposal One:

At the Annual Meeting, the stockholders elected each of the following incumbent directors to Meta Financial Group’s Board of Directors to serve until the Annual Meeting of Stockholders in 2018, or until his respective successor is elected and qualified as follows:

Nominee	For	Withheld	Broker Non-Votes
Frederick V. Moore	4,561,990	159,545	-
Troy Moore III	4,389,314	332,221	-

The following directors continue to serve on the Board of Directors following the Annual Meeting: J. Tyler Haahr, Douglas J. Hajek, Bradley C. Hanson, Elizabeth G. Hoople and Rodney G. Muilenburg.

Proposal Two:

To approve, by a non-binding advisory vote, the compensation of our “named executive officers” (a “Say-on-Pay” vote”), with 4,363,826 votes cast for, 326,225 votes cast against and 31,484 votes abstaining.

Proposal Three:

To approve an amendment and restatement of the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, as disclosed in the Company’s 2015 proxy statement, with 3,540,880 votes cast for, 1,149,822 votes cast against and 30,833 votes abstaining.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, as amended and restated (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed December 16, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: January 27, 2015